                                                                    Exhibit 99.3
                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS

IN RE:      MMT OF TENNESSEE, INC.                       CASE NO.:  97-21386-CJK
                  DEBTOR                                JUDGE:   CAROL J. KENNER

                                                                      CHAPTER 11


MONTHLY OPERATING REPORT FOR MONTH ENDING:                           12/31/97


COMES NOW, MMT OF TENNESSEE, INC. , Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 12/3/97 and ending 12/31/97 as shown by the report and exhibits consisting of 9 pages and containing the following, as indicated:

          /X/           Monthly Reporting Questionnaire (Attachment 1)

          /X/           Comparative Balance Sheets (Forms OPR-1 and OPR-2)

          /X/           Summary of Accounts Receivable (Form OPR-3)

          /X/           Schedule of Post-Petition Liabilities (Form OPR-4)

          /X/           Income Statement (Form OPR-5)

          /X/           Statement of Sources and Uses of Cash (Form OPR-6)


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:      1/28/98            DEBTOR-IN-POSSESSION


                              By:          /s/ F. Gordon Bitter
                                           -------------------------
                              Name & Title:    F. Gordon Bitter, Vice President
                                               MMT of Tennessee, Inc.
                                               400-2 Totten Pond Road
                                               Waltham, MA 02109
                                               Telephone:    781-487-7600

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS

IN RE:      MMT OF TENNESSEE, INC.                       CASE NO.:  97-21386-CJK
            DEBTOR                                      JUDGE:   CAROL J. KENNER

                                                                      CHAPTER 11



         NOTE TO THE MONTHLY OPERATING REPORT:


         The company uses a centralized system for its cash management. Accordingly, payments to suppliers and vendors, in the ordinary course, and post-petition trade accounts payable are reflected in the Molten Metal Technology, Inc. corporate level records. Intercompany accounts receivable and payable are charged with the transfer of cash and other transactions, to appropriately account for such activity.

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-1

Case Name:         MMT OF TENNESSEE, INC.
Case Number:      97-21386-CJK


                                                           MONTH ENDED: 12/31/97

                                                         FILING         MONTH         MONTH   MONTH   MONTH   MONTH   MONTH   MONTH
                                                          DATE          ENDED         ENDED   ENDED   ENDED   ENDED   ENDED   ENDED
                                                         12/3/97       12/31/97
                                                        ---------------------------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                                         66,358      1,007,375
Other negotiable instruments (i.e.  CD's,
             Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)                    6,494,603      6,876,561
Less:   allowance for doubtful accounts                    (150,000)      (150,000)
Accounts Receivable-Other                                   291,141        156,625
Inventory, at cost                                        1,610,203      1,167,014
Prepaid expenses                                             30,357        155,838
Deposits                                                     57,500         57,500
Other:



             Restricted Cash Collateral Deposits            215,520        215,520


                                                        ---------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                      8,615,682      9,486,433      0       0       0       0       0       0
                                                        ---------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST                   61,645,241     61,716,593
Less:  Accumulated Depreciation                          (2,104,309)    (2,281,673)

                                                        ---------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                        59,540,932     59,434,920      0       0       0       0       0       0
                                                        ---------------------------------------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
             10% OF "TOTAL ASSETS")
             Intangible Assets                           12,508,628     12,508,628                              0
             Less:  Accumulated Amortization             (2,344,293)    (2,509,114)

                                                        ---------------------------------------------------------------------------
TOTAL OTHER ASSETS                                       10,164,335      9,999,514      0       0       0       0       0       0
                                                        ---------------------------------------------------------------------------

TOTAL ASSETS                                             78,320,949     78,920,867      0       0       0       0       0       0
                                                        ===========================================================================

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-2


Case Name:         MMT OF TENNESSEE, INC.
Case Number:      97-21386-CJK


                                                           MONTH ENDED: 12/31/97

                                                         FILING         MONTH       MONTH   MONTH   MONTH   MONTH   MONTH   MONTH
                                                          DATE          ENDED       ENDED   ENDED   ENDED   ENDED   ENDED   ENDED
                                                         12/3/97       12/31/97
                                                      ---------------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
             transfers in Post Petition Operations                     1,209,386
Unsecured Debt-Obligations incurred in Post Petition
             Operations (See Form OPR-4)                                  35,238

                                                      ---------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                 0      1,244,624        0       0       0       0       0       0

PRE PETITION INTERCOMPANY LIABILITIES                  90,708,931     90,708,931
DEFERRED REVENUE/DEFERRED INCOME                        1,226,727        855,896
TOTAL OTHER PRE PETITION LIABILITIES                    2,666,165      2,666,165
                                                      ---------------------------------------------------------------------------

TOTAL LIABILITIES                                      94,601,823     95,475,616        0       0       0       0       0       0
                                                      ---------------------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock                                                   10             10
Paid in Capital
Valuation Allowance
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
             Through Filing Date                      (16,280,884)   (16,280,884)
             Post Filing Date                                           (273,875)

                                                      ---------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                  (16,280,874)   (16,554,749)       0       0       0       0       0       0
                                                      ---------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             78,320,949     78,920,867        0       0       0       0       0       0
                                                      ===========================================================================

                         SUMMARY OF ACCOUNTS RECEIVABLE               FORM OPR-3


Case Name:         MMT OF TENNESSEE, INC.
Case Number:      97-21386-CJK

                                                           MONTH ENDED: 12/31/97

                                                                                   0-30         31-60         61-90         OVER
                                                                     TOTAL         DAYS          DAYS         DAYS         90 DAYS

                                                      -----------------------------------------------------------------------------
DATE OF FILING:   12/3/97                                         6,494,603     3,298,967      877,780       755,577     1,562,279
                  Allowance for doubtful accounts                         0
                                                               --------------------------------------------------------------------
                                                                  6,494,603     3,298,967      877,780       755,577     1,562,279
                                                               ====================================================================

MONTH:            12/31/97                                        6,876,561     1,785,407    2,792,314       519,172     1,779,668
                  Allowance for doubtful accounts                         0
                                                               --------------------------------------------------------------------
                                                                  6,876,561     1,785,407    2,792,314       519,172     1,779,668
                                                               ====================================================================

MONTH:                                                                    0
                  Allowance for doubtful accounts                         0
                                                               --------------------------------------------------------------------
                                                                          0             0            0             0             0
                                                               ====================================================================

MONTH:                                                                    0
                  Allowance for doubtful accounts                         0
                                                               --------------------------------------------------------------------
                                                                          0             0            0             0             0
                                                               ====================================================================

MONTH:                                                                    0
                  Allowance for doubtful accounts                         0
                                                               --------------------------------------------------------------------
                                                                          0             0            0             0             0
                                                               ====================================================================

MONTH:                                                                    0
                  Allowance for doubtful accounts                         0
                                                               --------------------------------------------------------------------
                                                                          0             0            0             0             0
                                                               ====================================================================

MONTH:
                  Allowance for doubtful accounts
                                                               --------------------------------------------------------------------
                                                                          0             0            0             0             0
                                                               ====================================================================

                     SCHEDULE OF POST PETITION LIABILITIES            FORM OPR-4


Case Name:         MMT OF TENNESSEE, INC.
Case Number:      97-21386-CJK


                                                           MONTH ENDED: 12/31/97

                                                                    DATE      DATE    TOTAL    0-30    31-60    61-90     OVER
                                                                  INCURRED    DUE      DUE     DAYS     DAYS    DAYS     90 DAYS
                                                                  --------------------------------------------------------------
TAXES PAYABLE

   Federal Income Taxes                                                               NONE
   FICA-Employer's Share                                                              NONE
   FICA-Employee's Share                                                              NONE
   Unemployment Tax                                                                   NONE
   State Sales & Use Tax                                                              NONE
   State __________ Tax                                                               NONE
   Personal Property Tax                                                              NONE

                                                                                   ---------------------------------------------
TOTAL TAXES PAYABLE                                                                      0        0        0        0          0
                                                                                   ---------------------------------------------

POST PETITION SECURED DEBT
DIP FINANCING


ACCRUED INTEREST PAYABLE


                                                                                   ---------------------------------------------
TOTAL POST PETITION SECURED DEBT                                                         0        0        0        0          0
                                                                                   ---------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
   Trade Accounts Payable (see attached schedules)
   Payroll withholdings
   Accrued Payroll
   Accrued expenses-Estimated liability incurred, but not invoiced                  35,238
        as of the end of the period.

                                                                                   ---------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                35,238        0        0        0          0
                                                                                   ---------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                                 35,238        0        0        0          0
                                                                                   =============================================

                                INCOME STATEMENT                      FORM OPR-5


Case Name:         MMT OF TENNESSEE, INC.
Case Number:      97-21386-CJK


                                                           MONTH ENDED: 12/31/97

                                            PRE         POST       MONTH    MONTH    MONTH    MONTH    MONTH    MONTH    MONTH
                                         PETITION     PETITION     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                                          12/3/97     12/31/97
                                         -------------------------------------------------------------------------------------
NET REVENUE (INCOME)                                 2,232,158
                                         -------------------------------------------------------------------------------------

COST OF GOODS SOLD
   Salaries & wages                                    521,313
   Benefits                                             72,866
   Bad debt expense                                     18,625
   Cost of goods sold
   Decontamination & disposal                            7,870
   Disposal costs-secondary wastes                     (33,283)
   Financing costs
   Insurance                                             9,905
   Legal services
   Materials                                           752,418
   Office expense & supplies
   Other                                                 5,866
   Outside services                                    444,939
   Professional services                               126,443
   Rent-equipment                                       31,509
   Rent-office/buildings                                 4,649
   Supplies-processing                                  18,515
   Taxes                                                 8,000
   Telephone                                            10,724
   Transportation                                      107,117
   Travel & entertainment                               22,923
   Utilities                                            33,512

                                         -------------------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                        0    2,163,911         0        0        0        0        0        0        0
                                         -------------------------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
   TAXES, OR EXTRAORDINARY EXPENSES             0       68,247         0        0        0        0        0        0        0
                                         -------------------------------------------------------------------------------------

INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION                          342,185
INCOME TAX EXPENSE (BENEFIT)
OTHER (INCOME) EXPENSE                                     (63)
(GAIN) LOSS ON SALE OF ASSETS
                                         -------------------------------------------------------------------------------------

NET INCOME (LOSS)                               0     (273,875)        0        0        0        0        0        0        0
                                         =====================================================================================

                     STATEMENT OF SOURCES AND USES OF CASH            FORM OPR-6


Case Name:         MMT OF TENNESSEE, INC.
Case Number:      97-21386-CJK


                                                           MONTH ENDED: 12/31/97

                                                                                        TOTAL
                                                          PRE           POST            MONTH         MONTH      MONTH      MONTH
                                                        PETITION      PETITION          ENDED         ENDED      ENDED      ENDED
                                                       12/1-12/2     12/3-12/31       12/31/97
                                                       ----------------------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                    (273,875)      (273,875)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
        Depreciation & Amortization                                     342,185        342,185
        Decrease (Increase)-Accounts Receivable                        (247,442)      (247,442)
        Decrease (Increase)-Inventories                                 443,189        443,189
        Decrease (Increase)-Prepaid Expenses                           (125,481)      (125,481)
        Decrease (Increase)-Other Assets                                      0              0
        Increase (Decrease)-Pre Petition Liabilities                          0              0
        Increase (Decrease)-Deferred revenue                           (370,831)      (370,831)
        Increase (Decrease)-Post Petition Liabilities                 1,244,624      1,244,624

                                                       ----------------------------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES               0      1,012,369      1,012,369            0          0          0
                                                       ----------------------------------------------------------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
        Capital Expenditures                                            (71,352)       (71,352)
        Sale of Net Fixed Assets
                                                       ----------------------------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES               0        (71,352)       (71,352)           0          0          0
                                                       ----------------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
        Increase (Decrease)-Morgens Waterfall                                 0              0
        Increase (Decrease)-Shareholder Valuations                            0              0

        Purchase of Treasury Stock-Preferred Shares

                                                       ----------------------------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES               0              0              0            0          0          0
                                                       ----------------------------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS           0        941,017        941,017            0          0          0

Cash and Cash Equivalents at Beginning of Period                         66,358         66,358    1,007,375  1,007,375  1,007,375
                                                       ----------------------------------------------------------------------------


Cash and Cash Equivalents at End of Period                     0      1,007,375      1,007,375    1,007,375  1,007,375  1,007,375
                                                       ============================================================================

                                                                     MONTH          MONTH
                                                                     ENDED          ENDED

                                                                 ------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
        Depreciation & Amortization
        Decrease (Increase)-Accounts Receivable
        Decrease (Increase)-Inventories
        Decrease (Increase)-Prepaid Expenses
        Decrease (Increase)-Other Assets
        Increase (Decrease)-Pre Petition Liabilities
        Increase (Decrease)-Deferred revenue
        Increase (Decrease)-Post Petition Liabilities

                                                                 ------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                         0              0
                                                                 ------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
        Capital Expenditures
        Sale of Net Fixed Assets
                                                                 ------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                         0              0
                                                                 ------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
        Increase (Decrease)-Morgens Waterfall
        Increase (Decrease)-Shareholder Valuations

        Purchase of Treasury Stock-Preferred Shares

                                                                 ------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                         0              0
                                                                 ------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                     0              0

Cash and Cash Equivalents at Beginning of Period                 1,007,375      1,007,375
                                                                 ------------------------


Cash and Cash Equivalents at End of Period                       1,007,375      1,007,375
                                                                 ========================

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


Case Name:         MMT OF TENNESSEE, INC.
Case Number:      97-21386-CJK


                                                           MONTH ENDED: 12/31/97


                                                                          PAGE 1


1.   PAYROLL
       State the amount of all executive wages paid and taxes withheld and paid.

       NAME AND TITLE OF                                          DATE                WAGES PAID              TAXES WITHHELD
       EXECUTIVE                                                  PAID            GROSS          NET          DUE       PAID
       -----------------                                     ---------------------------------------------------------------
       THE FOLLOWING OFFICERS OF THIS DEBTOR ARE EMPLOYEES AND OFFICERS OF MOLTEN METAL TECHNOLOGY, INC. ("MMT").
       THESE OFFICERS DO NOT RECEIVE COMPENSATION FROM THIS DEBTOR, BUT ARE COMPENSATED MMT, WHICH
       HAS DISCLOSED SUCH COMPENSATION IN ITS MONTHLY OPERATING REPORT (CASE NUMBER 97-21385-CJK).

       F. Gordon Bitter, CEO & CFO, Director
       Ethan E. Jacks, VP, General Counsel, Secretary
       Elliot J. Mark, Assistant Secretary
       Charles W. Shaver, President & COO, Director
       Willis Wang, Assistant Secretary
       H. W. Arrowsmith, VP Nuclear Sales & Marketing

                                                                                 -------------------------------------------

            TOTAL EXECUTIVE PAYROLL                                                   0            0            0          0
                                                                                 ===========================================



2.  INSURANCE

       Is Workers' Compensation and other insurance in effect?                              Yes
                                                                                          -------
       Are payments current?                                                                Yes
                                                                                          -------
       If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                                                                      DATE
                                                            COVERAGE       POLICY      EXPIRATION     PREMIUM       COVERAGE
TYPE                   CARRIER NAME                          AMOUNT        NUMBER         DATE         AMOUNT      PAID THRU
-----------------------------------------------------------------------------------------------------------------------------


                           SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


Case Name:         MMT OF TENNESSEE, INC.
Case Number:      97-21386-CJK

3.  BANK ACCOUNTS

                                                              TENNESSEE     TENNESSEE
                                                              OPERATING      PAYROLL                          TOTAL
                                           --------------------------------------------------------------------------
BANK NAME                                                    U.S. TRUST    U.S. TRUST

ACCOUNT NUMBER                                                110937851    1100937869


BEGINNING BOOK BALANCE                                                0        66,358                          66,358
                                                                                                                    0
PLUS:       Deposits-Collections of A/R                       1,549,237                                     1,549,237
            Other Receipts                                                                                          0
            Loan Advances                                                                                           0
                                                                                                                    0
LESS:       Disbursements                                                                                           0
            Payroll                                                          (478,220)                       (478,220)
            Returned Checks                                                                                         0
            Loan Repayments                                                                                         0
                                                                                                                    0
OTHER:      Adjustments                                                                                             0
            Transfers In (Out)                                 (621,000)      491,000                        (130,000)

                                           --------------------------------------------------------------------------

ENDING BOOK BALANCE                           0        0        928,237        79,138        0       0      1,007,375
                                           ==========================================================================


4.  POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS
            List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

            Payments To/On                                            Amount         Date         Check #
            --------------------------                            -------------------------------------------
            PROFESSIONALS (ATTORNEYS, ACCOUNTANTS, ETC.):



                                                                  ------------
                                                                            0
                                                                  ============

            PRE-PETITION DEBTS

            Payment of pre-petition salaries & wages                   79,747      Various      Included in regular payroll runs
            Payment of pre-petition vacation claims                    49,201      Various      Included in regular payroll runs
            Payment of pre-petition employee expense
                           reimbursements                              14,278      Various

                                                                  ------------
            TOTAL PAYMENTS OF PRE-PETITION DEBTS                      143,226      (NOTE:  See attached schedule)
                                                                  ============

                         INSURANCE EXPIRATION STATEMENT


I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.



January 28, 1998                  Molten Metal Technology, Inc.


                                  By:   /s/ F. Gordon Bitter
                                       ------------------------------------
                                        F. Gordon Bitter
                                        Chief Executive Officer

                                  MMT of Tennessee, Inc.


                                  By:   /s/ F. Gordon Bitter
                                       ------------------------------------
                                        F. Gordon Bitter
                                        Vice President

                                  M4 Environmental, L.P.


                                  By:  M4 Environmental Management, Inc.
                                       General Partner

                                  By:   /s/ F. Gordon Bitter
                                       ------------------------------------
                                        F. Gordon Bitter
                                        Vice President

                                  MMT Federal Holdings, Inc.


                                  By:   /s/ F. Gordon Bitter
                                       ------------------------------------
                                        F. Gordon Bitter
                                        Vice President